                    SCHEDULE 14A INFORMATION
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                     CFS BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

          [LETTERHEAD OF CFS BANCSHARES, INC.]





                   December 29, 1998



Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of CFS Bancshares, Inc. for the year ended September 30, 1998, to be held adjacent to the Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 27, 1999, at 2:00 p.m., local time.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.
At the Meeting, stockholders will consider and vote on the election of one director.

    During the Meeting, we will also report on the operations of the Company. Directors and Officers of the Company as well as a representative of KPMG Peat Marwick LLP will be present to respond to any questions that stockholders may have.

    Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                           Sincerely,

                           /s/ Bunny Stokes, Jr.

                           Bunny Stokes, Jr.
                           Chairman of the Board and
                               Chief Executive Officer

                 CFS BANCSHARES, INC.
                 1700 3RD AVENUE NORTH
              BIRMINGHAM, ALABAMA  35203
                    (205) 328-2041

________________________________________________________________

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON JANUARY 27, 1999
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stock-holders (the "Meeting") of CFS Bancshares, Inc. (the "Company"), will be held adjacent to Citizens Federal Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 27, 1999, at 2:00 p.m., local time.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

         1.   The election of one director of the Company;

         2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 11, 1998, as the record date for determination of the stock-holders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ W. Kent McGriff

                             W. KENT MCGRIFF
                             SECRETARY

Birmingham, Alabama
December 29, 1998

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
                 CFS BANCSHARES, INC.
                 1700 3RD AVENUE NORTH
              BIRMINGHAM, ALABAMA  35203
                    (205) 328-2041
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 27, 1999
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CFS Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held adjacent to the Citizens Federal Savings Bank's (the "Savings Bank") office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 27, 1999, at 2:00 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about December 29, 1998. The reorganization of the Savings Bank into the holding company form of ownership, and the Company becoming the sole stockholder of the Savings Bank occurred on June 30, 1998.

________________________________________________________________
                 REVOCATION OF PROXIES
________________________________________________________________

    Stockholders who execute proxies retain the right to
revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, mailed or delivered to the above address, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be
          ----------------------------------------------------
voted for the nominee for director set forth below.  The proxy
--------------------------------------------------
confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    Stockholders of record as of the close of business on December 11, 1998, are entitled to one vote for each share then held. As of December 11, 1998, the Company had 130,000 shares of Common Stock issued and outstanding.

    The following table sets forth, as of December 11, 1998, the shares of Common Stock beneficially owned by all holders of more than 5% of the Company's stock and by all officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no persons, other than those set forth below, who owned more than 5% of the Company's outstanding shares of Common Stock at December 11, 1998.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNER                      OWNERSHIP(1)       OUTSTANDING
--------------------                     ------------       -----------
Citizens Federal Savings Bank Employee      30,765              23.67%
  Stock Ownership Plan ("ESOP")
1700 3rd Avenue North
Birmingham, Alabama 35203

State Farm Insurance Co.                    12,999               9.99
1 State Farm Plaza
Bloomington, Illinois  61701

James W. Coleman                            11,600               8.92
Route 1 Box 287
Sawyerville, AL  36776

Bunny Stokes, Jr.                           24,019 (2)          17.40
1700 3rd Avenue North
Birmingham, Alabama  35203

Thomas G. Gardner Living Trust               6,500 (3)           5.00
470 1st Street North
Birmingham, Alabama  35204

Ross E. Gardner                              4,000 (3)           3.08
470 1st Street North
Birmingham, Alabama  35204

Paul G. Gardner                              4,000 (3)           3.08
216 Fair Oak Drive
Fairfield, Alabama  35064

Eric A. Gardner                              3,596 (3)           3.08
5605 Avenue C
Fairfield, Alabama  35064

All Officers and Directors                  50,427 (4)          36.28%
 as a  Group (6 Persons)

____________________
(1) All shares are owned directly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Includes 8,000 shares which Mr. Stokes has a right to acquire pursuant to stock options, and 3,711 shares owned by the Savings Bank's ESOP which have been allocated to the account of Mr. Stokes.
(3) Ross Gardner, Paul Gardner and Eric Gardner are brothers. Paul Gardner and Eric Gardner are listed as co-trustees of the Thomas G. Gardner Living Trust.
(4) Includes 10,324 shares owned by the ESOP which, as of December 11, 1998, had not been allocated and are currently voted by Citizens Federal Savings Bank Directors Lett, Greene, Woolfolk and Bennett, as members of the Savings Bank's ESOP Committee. Also includes 6,437 shares held in retirement accounts for the benefit of the named individuals, and 9,000 shares which the named individuals have a right to acquire within 60 days pursuant to stock options.


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is presently composed of four members elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the Bylaws of the Company. Pursuant to the Certificate of Incorporation of the Company, stockholders are not entitled to cumulate their votes for the election of directors.

    The Board of Directors has nominated Bunny Stokes, Jr., to serve as director for a three year term. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board knows of no reason why the nominee might be unavailable to serve.

    The following table sets forth for the nominee and each director continuing in office, his or her name, age (as of September 30, 1998), principal occupation(s) during the past five years, the year he or she first became a director of the Savings Bank (predecessor to the Company) and the number of shares and percentage of the Company's Common Stock beneficially owned at December 11, 1998. All persons were appointed as directors in January 1998 in connection with the incorporation of the Company. Each director of the Company is also a member of the Board of Directors of the Savings Bank.

                                                                                       Shares of
                                                                                      Common Stock
                                                                                      Beneficially
                                                           First Elected   Current     Owned at      Percent
                   Age at                                  Director of      Term      December 11,     of
Name              9/30/98 Principal Occupation(1)          Savings Bank   to Expire     1998 (2)      Class
----              ------- -----------------------          ------------   ---------   ------------   -------
             BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Bunny Stokes, Jr.   55    Chairman of the Board of the        1989           1999       24,019       17.40%
                          Savings Bank since March 1996;
                          President of the Savings Bank
                          since February since 1990.


                   DIRECTORS CONTINUING IN OFFICE

Odessa Woolfolk      65   Private consultant and lecturer;    1990           2000          100         .08
                          previously Assistant to President
                          of the University of Alabama at
                          Birmingham (UAB) for community
                          relations from January 1991 to
                          October 1993, and Director of
                          the UAB Center for Urban Affairs
                          from 1983 to 1991.

James W. Coleman    59    Executive Director, West Alabama    1994           2001       11,600        8.92
                          Health Services, Inc., Eutaw,
                          Alabama.

Rev. John T. Porter 67    Pastor, Sixth Avenue Baptist        1986           2001          100         .08
                          Church.

____________________
(1)   Nominees and directors have held these vocations or positions for at least five years unless otherwise noted.  Businesses are located in Birmingham, Alabama unless otherwise noted.
(2)   Unless otherwise noted, includes certain shares owned by corporations or foundations in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power.  Also includes shares held in retirement accounts or funds for the benefit of the listed individuals.  Does not include 10,324 shares owned by the
      Savings Bank's ESOP, over which shares the ESOP Committee, consisting of Citizens Federal
      Savings Bank Directors Lett, Greene, Woolfolk and Bennett, exercises partial voting and investment power.  Also includes shares which persons named in the table have a right to acquire within 60 days pursuant to stock options.


________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    Because the reorganization of the Savings Bank into the holding company form of ownership was only completed on June 30, 1998 and only two meetings of the Company's Board of Directors have been held, the following information relates to Citizens Federal Savings Bank.

    The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended September 30, 1998, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such Board member served during this period.

    The Board of Directors also serves as a Nominating
Committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, as submitted in any form, it has not actively solicited recommendations from the Company's stockholders for nominees nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the Nominating Committee to nominate the individuals named herein for election as directors at the Meeting. Nominations for election as directors shall be made in accordance with the Company's Bylaws. Copies of the Company's Bylaws may be requested by a stockholder of record, by writing to the Secretary of the Company at the Company's executive office.

    Directors Porter, Bennett, Coleman and Woolfolk serve as a compensation committee, the function of which is to evaluate the qualifications and performance of the Company's and Savings Bank's principal officers and employees to determine the compensation and benefits to be paid such individuals. The Committee met one time during the 1998 fiscal year.

    Directors Coleman, Porter, Lett and Woolfolk serve as an audit committee. The primary function of this committee is to review audit performance and evaluate policies and procedures relating to internal auditing functions and controls. These functions are performed through discussions with the Company's internal auditors and management as needed, and through discussions and meetings with the Company's independent auditors and management to review the audit report and related matters. No meetings were held by the Company's audit committee during the fiscal year ended September 30, 1998.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

Compensation Summary

    The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Chief Executive Officer of Citizens Federal Savings Bank, the principal subsidiary of the Company. Mr. Stokes was the only executive officer of the Company whose compensation earned during the year ended September 30, 1998, 1997 and 1996 which exceeded $100,000 for services rendered in all capacities to the Company and the Savings Bank.

                                                                  Long-term
                                                                 Compensation
Name and Principal                               Other Annual     Awards of     All other
   Position           Year   Salary    Bonus     Compensation      Options     Compensation
------------------    ----   ------    -----     ------------    ------------  ------------
Bunny Stokes, Jr.     1998   $117,191  $11,000         --            --          $ 16,492 (1)
  Chief Executive     1997    110,000       --         --            --            16,847 (2)
  Officer             1996    108,525   11,000         --            --            13,390 (3)

____________________
(1) Includes $12,025 representing the allocation of benefits under the Savings Bank's ESOP and
    $4,467 representing the matching contributions by the Company to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.
(2) Includes $13,228 representing the allocation of benefits under the Savings Bank's ESOP and
    $3,619 representing the matching contributions by the Savings Bank to the account of Mr.
    Stokes under the Savings Bank's 401(k) Plan.
(3) Includes $8,253 representing the allocation of benefits under the Savings Bank's ESOP and
    $5,137 representing matching contributions by the Savings Bank to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.


OPTION EXERCISES AND YEAR-END VALUE TABLE

    The following table sets forth information concerning the value of options held by the Chief Executive Officer during the last fiscal year, as well as the value of such options at the end of the fiscal year. No options were granted during fiscal 1998.

                                                                    Value of
                                                Number of          Unexercised
                                               Unexercised         In-the-Money
                                                Options at          Options at
                         Shares               Fiscal Year-End     Fiscal Year-End
                        Acquired      Value     Exercisable/       Exercisable/
                       On Exercise   Realized  Unexercisable      Unexercisable (1)
                       -----------   --------  -------------      -----------------
Bunny Stokes, Jr.
Chief Executive Officer    --         $   --      8,000             $36,000

_____________
(1)1 Difference between fair market value of underlying securities at fiscal year-end and the exercise or base price (a difference of $4.50 per share).

    EMPLOYMENT AGREEMENT. On June 5, 1989, the Savings Bank entered into an employment agreement with Bunny Stokes, Jr., Executive Vice President of the Savings Bank. The agreement was subsequently amended in 1990 to reflect the appointment of Mr. Stokes as President of the Savings Bank, and was amended again in 1993 to change the agreement from a five-year term to a three-year term. The agreement also provides for an annual extension of the term of employment for an additional one-year period beyond the then effective expiration date subject to Board of Directors approval of the extension, unless Mr. Stokes gives written notice that the agreement will not be extended further. The agreement provides that Mr. Stokes will be entitled to participate in discretionary bonuses, customary fringe benefits, vacation and sick leave and disability payments as provided for other management personnel. The agreement is terminated upon the death of the employee, by his voluntary termination, or by the Savings Bank for "just cause" as defined in the agreement. If Mr. Stokes's employment is terminated without just cause, he would be entitled to a continuation of his salary for the remaining term of the agreement. Mr. Stokes' salary under the agreement at September 30, 1998 was $123,210.

    The employment agreement further provides that in the event of the involuntary termination of employment in connection with, or within six months after, any change in control of the Savings Bank, or voluntary termination of employment in conjunction with, or within six months after, any change in control of the Savings Bank which in either case has not been approved in advance by a two-thirds' vote of the full Board of Directors, Mr. Stokes will be paid within 30 days of such termination in one lump sum payment or, at his election, in periodic payments over the remaining term of the agreement, a sum equal to 2.99 times the average annual compensation he received during the five year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the Savings Bank's stock or the control of the election of a majority of the Savings Bank's directors. The agreement also provides for a similar lump sum payment to be made in the event of his voluntary termination of employment following the occurrence of certain specified events following any change in control, whether approved by the Board of Directors or otherwise, including an assignment of duties and responsibilities other than those normally associated with his position, a diminishment of his authority or responsibility, failure to maintain benefit plans providing at least a comparable level of benefits presently afforded, requiring him to move his personal residence or perform his principal execu-tive functions more than 35 miles from the Savings Bank's current main office. Such payment would, at this time, for example, be equal to $385,677 based upon Mr. Stokes' compensation during the past five years.


________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    During the fiscal year ended September 30, 1998, each director was paid directors' fees of $4,300 for the year. Additional fees of $200 per meeting were paid for attendance at committee meetings. The Company's executive officers who also serve as directors received no directors fees during fiscal 1998, and as a policy do not receive directors fees.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    The Savings Bank has followed the policy of offering loans to its officers, directors and employees for the financing of their personal residences. Applicable law requires that loans to directors, officers and 10% or greater stockholders and their affiliates must be approved by a disinterested majority of the board of directors if all such loans exceed the greater of 5% of capital and surplus, or $25,000. Such loans must also be made on terms substantially the same as offered in comparable transactions. The Savings Bank's loan policy complies with these requirements. During the year ended September 30, 1998, except as described below, the Savings Bank had no residential real estate loans or other loans outstanding to any officer or director with unpaid balances totaling in excess of $60,000.

    The Savings Bank also grants loans secured by savings accounts to its directors, officers and employees on the same terms as are made to unaffiliated borrowers of the Savings Bank. Pursuant to OTS regulations the interest rate charged on the loan is required to be at least one percentage point above the rate paid on the underlying deposit that serves as collateral for the loan. On July 3, 1987, a commercial real estate loan for $282,377 at 12.00% interest, the market interest rate, was made to Selma University, for whom Rev. Lett serves as a Trustee. The maximum amount outstanding during fiscal 1998 was $144,911 and the amount outstanding on September 30, 1998 was $144,911. Rev. Lett had no other indebtedness to the Savings Bank at or during the year ended September 30, 1998.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

    KPMG Peat Marwick LLP, independent certified public accountants, was the Company's independent public accountants for the 1998 fiscal year. The Company has heretofore reached agreement with KPMG Peat Marwick LLP to be its auditors for the 1999 fiscal year. A representative of KPMG Peat Marwick LLP will be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and will respond to any questions that stockholders may have.


________________________________________________________________
             BENEFICIAL OWNERSHIP REPORTS
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's directors and officers, and persons who own more than ten percent of the Common Stock, are required file reports to report their ownership and changes in ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Company believes that all of its directors, officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements.


________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on December 11, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1700 3rd Avenue North, Birmingham, Alabama 35203, no later than August 30, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ W. Kent McGriff

                           W. KENT McGRIFF
                           SECRETARY
Birmingham, Alabama
December 29, 1998

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________
    A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CFS BANCSHARES, INC., 1700 3rd AVENUE NORTH, BIRMINGHAM, ALABAMA 35203.
________________________________________________________________

                    REVOCABLE PROXY
                 CFS BANCSHARES, INC.

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 27, 1999
________________________________________________________________

    The undersigned hereby appoints those persons who constitute the Board of Directors of CFS Bancshares, Inc. as listed in the Proxy Statement dated December 29, 1998, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CFS Bancshares, Inc. ("the Company"), which the undersigned is en-titled to vote at the Annual Meeting of Stockholders, to be held adjacent to the Company's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama on Wednesday, January 27, 1999, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                        FOR          AGAINST
                                        ---          -------
1.  The election as directors of the
    nominees listed below for the
    terms noted.                        [  ]           [  ]

    FOR THREE YEAR TERM:
    Bunny Stokes, Jr.


    INSTRUCTION:  To withhold your vote
    for the nominee, write his name on the line below.

    ___________________________

      The Board of Directors recommends a vote "FOR" the listed proposition.


________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1999 ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated December 29, 1998 and the 1998 Annual
Report to Stockholders.


Dated: ______________________

___________________________         __________________________
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


___________________________         __________________________
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.


________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________